EXHIBIT 24.1 Power of Attorney




                          BOND SECURITIZATION, L.L.C.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Andrew R. Dym, President, Christian Schiavone, Vice President, John Y. Cho, Vice President, James Y. Lee, Vice President, Paul H. White, Vice President, and Christine E. Cole, Director, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as director and/or officer of Bond Securitization, L.L.C., to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Bond Securitization, L.L.C. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that said attorney-in-fact or agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


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

SIGNATURE                                TITLE                                  DATE



                                         President and Principal Executive      January 24, 2005
/s/ Andrew R. Dym /s/                    Officer
--------------------------------------
Andrew R. Dym

                                         Director, Principal Financial          January 24, 2005
                                         Officer and Principal Accounting
/s/ Christine E. Cole /s/                Officer
--------------------------------------
Christine E. Cole

/s/ Benjamin B. Abedine /s/              Independent Director                   January 24, 2005
--------------------------------------
Benjamin B. Abedine

/s/ Orlando Figueroa /s/                 Independent Director                   January 24, 2005
--------------------------------------
Orlando Figueroa


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